Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Value Line, Inc. (the “Company”), for the period ended April 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard A. Brecher, Acting Chairman & Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 16, 2010	By:	s/ Howard A. Brecher
Howard A. Brecher
Acting Chairman & Acting Chief Executive Officer
(Principal Executive Officer)